UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2005

Merrill Lynch Mortgage Investors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-112231	33-3416059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about April 29, 2005, the Registrant will cause the issuance and sale of MLCC Series 2005-1 Mortgage Pass-Through Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005, between the Registrant as depositor, PHH Mortgage Corporation, as servicer, and Wells Fargo Bank, N.A. as trustee.

In connection with the sale of the Certificates, the Registrant has been advised by Merrill Lynch Mortgage Investors, Inc. (“Merrill Lynch”), that Merrill Lynch has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered “MBS term sheets” or “computational materials” (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the “Computational Materials”) with respect to the Certificates following the effective date of Registration Statement No. 333-112231 which Computational Materials are being filed as exhibits to this report.

The Computational Materials have been provided by Merrill Lynch. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials were prepared by Merrill Lynch at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the “Mortgage Loans”) may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials—Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Mortgage Pass-Through Certificates, MLCC Series 2005-1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:	/s/ Tom Saywell
Name:	Tom Saywell
Title:	Authorized Signatory

Dated: April 29, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Computational Materials	Filed Manually